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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549



                      FORM 8-K/A
                  AMENDMENT NO. 2 TO


                    CURRENT REPORT

            PURSUANT TO SECTION 13 or 15(d)

        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 11, 1995
                                                   -----------------


            THE UNITED ILLUMINATING COMPANY
(Exact name of registrant as specified in its charter)



         Connecticut                 1-6788                    06-0571640
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(State, or other jurisdiction     (Commission                (IRS Employer
of Incorporation)                 File Number)            Identification No.)


157 Church Street, New Haven, Connecticut                            06506
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(Address of principal executive offices)                           (Zip Code)



Registrant's Telephone Number,
Including Area Code                                          (203) 499-2000
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                               None
    ------------------------------------------------------------
    (Former name or former address, if changed since last report)
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Item 4. Change in Registrant's Certifying Accountant.

        On December 11, 1995, the Board of Directors of

the Registrant voted to employ Price Waterhouse LLP as

the principal accountant to audit the Registrant's

financial statements for the fiscal year 1996.  The

engagement of Coopers & Lybrand L.L.P., which has been

employed as the principal accountant to audit the

Registrant's financial statements for the fiscal year

1995, will terminate when that audit is completed in

1996.

    The reports of Coopers & Lybrand L.L.P. on the

financial statements of the Registrant for the fiscal

years 1993 and 1994 have not contained any adverse

opinion or a disclaimer of opinion, and neither of

these reports was qualified or modified as to

uncertainty, audit scope or accounting principles.

During the fiscal years 1993, 1994 and through December

11, 1995, the Registrant had no disagreement with

Coopers & Lybrand L.L.P. on any matter of accounting

principles or practices, financial statement

disclosure, or auditing scope or procedure; and no

event of the kinds listed in paragraphs (v) (A) through

(D) of Regulation S-K Item 304(a)(1) occurred.

    Neither the Registrant, nor any other person on

behalf of the Registrant, has, at any time during the

fiscal years 1993, 1994 and/or through December 11,

1995, consulted Price Waterhouse LLP on items that (1)

were or should have been subject to SAS 50 or (2)

concerned the subject matter of a disagreement or

reportable event with Coopers & Lybrand L.L.P. (as

described in Regulation S-K Item 304(a)(2)).

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Table
Item      Exhibit
Number    Number              Description
------    -------             -----------
(16)      (1)        Letter of Coopers & Lybrand L.L.P.


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                            SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE UNITED ILLUMINATING COMPANY
                                   Registrant




     January 18, 1996            By    /s/Robert L. Fiscus
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                                          Robert L. Fiscus
                                          President and
                                          Chief Financial Officer

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